                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 29, 2013
                                    TO THE
            PROSPECTUSES DATED APRIL 28, 2008 AND NOVEMBER 9, 2009
                                  (CLASS VL)

This supplement updates certain information in the prospectuses dated April 28, 2008 (as supplemented) and November 9, 2009 (as supplemented) for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. WE NO LONGER OFFER THE POLICY DESCRIBED HEREIN.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 28 Investment Funds listed below which are offered through MetLife Investors Variable Life Account One (the "Separate Account"). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST -- CLASS A
      Clarion Global Real Estate Portfolio
      ClearBridge Aggressive Growth Portfolio
      Harris Oakmark International Portfolio
      Invesco Comstock Portfolio
      Invesco Small Cap Growth Portfolio
      Loomis Sayles Global Markets Portfolio
      Lord Abbett Bond Debenture Portfolio
      MFS(R) Emerging Markets Equity Portfolio
      MFS(R) Research International Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio
      T. Rowe Price Large Cap Value Portfolio
      T. Rowe Price Mid Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio
      MetLife Aggressive Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Defensive Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Moderate Strategy Portfolio

METROPOLITAN SERIES FUND -- CLASS A
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Frontier Mid Cap Growth Portfolio
      Jennison Growth Portfolio
      Met/Artisan Mid Cap Value Portfolio
      MetLife Stock Index Portfolio
      Neuberger Berman Genesis Portfolio
      T. Rowe Price Large Cap Growth Portfolio
      Western Asset Management U.S. Government Portfolio

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2012. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.

                                                                      Minimum Maximum
-------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)................................  0.28%   1.07%
-------------------------------------------------------------------------------------

INVESTMENT FUND EXPENSES

Annual Investment Fund Operating Expenses for the period ended December 31, 2012, as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:

                                            Distribution                                   Fee
                                               and/or             Acquired    Total      Waiver     Net Total
                                              Service             Fund Fees  Annual      and/or      Annual
                                 Management   (12b-1)     Other      and    Operating    Expense    Operating
        Investment Fund             Fee         Fees     Expenses Expenses  Expenses  Reimbursement Expenses
-------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST --
  CLASS A
 Clarion Global Real Estate
   Portfolio                        0.60%        --        0.06%     --       0.66%         --        0.66%
 ClearBridge Aggressive Growth
   Portfolio                        0.61%        --        0.03%     --       0.64%         --        0.64%
 Harris Oakmark International
   Portfolio                        0.77%        --        0.06%     --       0.83%       0.02%       0.81%
 Invesco Comstock Portfolio         0.57%        --        0.03%     --       0.60%       0.02%       0.58%
 Invesco Small Cap Growth
   Portfolio                        0.85%        --        0.02%     --       0.87%       0.01%       0.86%
 Loomis Sayles Global Markets
   Portfolio                        0.70%        --        0.09%     --       0.79%         --        0.79%
 Lord Abbett Bond Debenture
   Portfolio                        0.51%        --        0.03%     --       0.54%         --        0.54%
 MFS(R) Emerging Markets Equity
   Portfolio                        0.91%        --        0.16%     --       1.07%       0.02%       1.05%
 MFS(R) Research International
   Portfolio                        0.68%        --        0.07%     --       0.75%       0.05%       0.70%
 PIMCO Inflation Protected Bond
   Portfolio                        0.47%        --        0.11%     --       0.58%         --        0.58%
 PIMCO Total Return Portfolio       0.48%        --        0.03%     --       0.51%         --        0.51%
 T. Rowe Price Large Cap Value
   Portfolio                        0.57%        --        0.02%     --       0.59%         --        0.59%
 T. Rowe Price Mid Cap Growth
   Portfolio                        0.75%        --        0.03%     --       0.78%         --        0.78%

                                                 Distribution                                   Fee
                                                    and/or             Acquired    Total      Waiver     Net Total
                                                   Service             Fund Fees  Annual      and/or      Annual
                                      Management   (12b-1)     Other      and    Operating    Expense    Operating
          Investment Fund                Fee         Fees     Expenses Expenses  Expenses  Reimbursement Expenses
------------------------------------------------------------------------------------------------------------------
 Third Avenue Small Cap Value
   Portfolio                             0.74%        --        0.03%      --      0.77%       0.01%       0.76%
 MetLife Aggressive Strategy
   Portfolio                             0.09%        --        0.01%    0.72%     0.82%         --        0.82%
 MetLife Balanced Strategy Portfolio     0.05%        --        0.01%    0.65%     0.71%         --        0.71%
 MetLife Defensive Strategy
   Portfolio                             0.06%        --        0.01%    0.58%     0.65%         --        0.65%
 MetLife Growth Strategy Portfolio       0.06%        --          --     0.69%     0.75%         --        0.75%
 MetLife Moderate Strategy
   Portfolio                             0.06%        --          --     0.60%     0.66%         --        0.66%

METROPOLITAN SERIES FUND --
  CLASS A
 BlackRock Money Market
   Portfolio                             0.33%        --        0.02%      --      0.35%       0.01%       0.34%
 Davis Venture Value Portfolio           0.70%        --        0.03%      --      0.73%       0.05%       0.68%
 Frontier Mid Cap Growth Portfolio       0.73%        --        0.05%      --      0.78%       0.02%       0.76%
 Jennison Growth Portfolio               0.61%        --        0.03%      --      0.64%       0.07%       0.57%
 Met/Artisan Mid Cap Value
   Portfolio                             0.81%        --        0.04%      --      0.85%         --        0.85%
 MetLife Stock Index Portfolio           0.25%        --        0.03%      --      0.28%       0.01%       0.27%
 Neuberger Berman Genesis
   Portfolio                             0.82%        --        0.04%      --      0.86%       0.01%       0.85%
 T. Rowe Price Large Cap Growth
   Portfolio                             0.60%        --        0.04%      --      0.64%       0.01%       0.63%
 Western Asset Management U.S.
   Government Portfolio                  0.47%        --        0.03%      --      0.50%       0.02%       0.48%

The information shown in the table above was provided by the Investment Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Investment Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Investment Fund, but that the expenses of the Investment Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Investment Fund's board of directors or trustees, are not shown.

Certain Investment Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

There are currently 28 Investment Funds available in the Policy. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and (2) Metropolitan Series Fund.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.

YOU SHOULD READ THE PROSPECTUSES FOR THE INVESTMENT FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE INVESTMENT FUND PROSPECTUSES BY CALLING US AT (800) 638-9294.

MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Met Investors Series Trust and the Metropolitan Series Fund. MetLife Advisers has engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC

Investment Fund                              Sub-Adviser                Investment Objective
-----------------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Portfolio         CBRE Clarion Securities    Total return through investment in real estate
                                             LLC                        securities, emphasizing both capital
                                                                        appreciation and current income.

ClearBridge Aggressive Growth Portfolio      ClearBridge Investments,   Capital appreciation.
(formerly Legg Mason ClearBridge Aggressive  LLC (formerly ClearBridge
Growth Portfolio)                            Advisors, LLC)

Harris Oakmark International Portfolio       Harris Associates L.P.     Long-term capital appreciation.

Invesco Comstock Portfolio (formerly Van     Invesco Advisers, Inc.     Capital growth and income.
Kampen Comstock Portfolio)

Invesco Small Cap Growth Portfolio           Invesco Advisers, Inc.     Long-term growth of capital.

Loomis Sayles Global Markets Portfolio       Loomis, Sayles &           High total investment return through a
                                             Company, L.P.              combination of capital appreciation and
                                                                        income.

Lord Abbett Bond Debenture Portfolio         Lord, Abbett & Co. LLC     High current income and the opportunity for
                                                                        capital appreciation to produce a high total
                                                                        return.

MFS(R) Emerging Markets Equity Portfolio     Massachusetts Financial    Capital appreciation.
                                             Services Company

MFS(R) Research International Portfolio      Massachusetts Financial    Capital appreciation.
                                             Services Company

PIMCO Inflation Protected Bond Portfolio     Pacific Investment         Maximum real return, consistent with
                                             Management Company         preservation of capital and prudent
                                             LLC                        investment management.

MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC

Investment Fund                          Sub-Adviser         Investment Objective
-----------------------------------------------------------------------------------------------------------

PIMCO Total Return Portfolio             Pacific Investment  Maximum total return, consistent with the
                                         Management Company  preservation of capital and prudent
                                         LLC                 investment management.

T. Rowe Price Large Cap Value Portfolio  T. Rowe Price       Long-term capital appreciation by investing
                                         Associates, Inc.    in common stocks believed to be
                                                             undervalued. Income is a secondary
                                                             objective.

T. Rowe Price Mid Cap Growth Portfolio   T. Rowe Price       Long-term growth of capital.
                                         Associates, Inc.

Third Avenue Small Cap Value Portfolio   Third Avenue        Long-term capital appreciation.
                                         Management LLC

MetLife Aggressive Strategy Portfolio    N/A                 Growth of capital.

MetLife Balanced Strategy Portfolio      N/A                 A balance between a high level of current
                                                             income and growth of capital with a greater
                                                             emphasis on growth of capital.

MetLife Defensive Strategy Portfolio     N/A                 A high level of current income with growth
                                                             of capital a secondary objective.

MetLife Growth Strategy Portfolio        N/A                 Growth of capital.

MetLife Moderate Strategy Portfolio      N/A                 High total return in the form of income and
                                                             growth of capital, with a greater emphasis on
                                                             income.

METROPOLITAN SERIES FUND                          ADVISER: METLIFE ADVISERS, LLC

Investment Fund                           Sub-Adviser               Investment Objective
-----------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/1/       BlackRock Advisors,       High level of current income consistent with
                                          LLC                       preservation of capital.

Davis Venture Value Portfolio             Davis Selected Advisers,  Growth of capital.
                                          L.P.

Frontier Mid Cap Growth Portfolio         Frontier Capital          Maximum capital appreciation.
                                          Management Company,
                                          LLC/2/

Jennison Growth Portfolio                 Jennison Associates LLC   Long-term growth of capital.

Met/Artisan Mid Cap Value Portfolio       Artisan Partners Limited  Long-term capital growth.
                                          Partnership

MetLife Stock Index Portfolio             MetLife Investment        To track the performance of the Standard &
                                          Management, LLC/3/        Poor's 500(R) Composite Stock Price Index.

Neuberger Berman Genesis Portfolio        Neuberger Berman          High total return consisting principally of
                                          Management LLC            capital appreciation.

T. Rowe Price Large Cap Growth Portfolio  T. Rowe Price             Long-term growth of capital and secondarily,
                                          Associates, Inc.          dividend income.

Western Asset Management U.S. Government  Western Asset             Maximize total return consistent with
Portfolio                                 Management Company        preservation of capital and maintenance of
                                                                    liquidity.
-----------------------------------------------------------------------------------------------------------------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.
/3/ MetLife Investment Management, LLC was formerly called MetLife Investment Advisors Company, LLC.

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

TRANSFERS

The following replaces the Transfers section:

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year. Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

   (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

   (b) The previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

We are not currently imposing these restrictions, but we reserve the right to do so.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer Accumulation Account Value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (i.e., the Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Third Avenue Small Cap Value Portfolio and Neuberger Berman Genesis Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Investment Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Accumulation Account Value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER INVESTMENT FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO

ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE INVESTMENT FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging or rebalancing program are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Investment Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Investment Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Funds, we have entered into a written agreement, as required by SEC regulation, with each Investment Fund or its principal underwriter that obligates us to provide to the Investment Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Investment Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Investment Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Investment Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Funds. If an Investment Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Investment Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Investment Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Funds except where the portfolio manager of a particular underlying Investment Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

OTHER INFORMATION

METLIFE INVESTORS

For Policies issued on or before December 31, 2002, General American Life Insurance Company ("General American"), the former parent of MetLife Investors, agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the Policies. In the event an Owner or Beneficiary of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner or Beneficiary if MetLife Investors is unable to make such payment. This guarantee is enforceable against General American directly without any requirement that the Policy Owner or Beneficiary first file a claim against MetLife Investors. The guarantee agreement is binding on General American, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating. With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

OWNERSHIP

The following is added to the Beneficiary section:

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation -- including complete names and complete address -- if and as they change. You should contact our Service Office at 1-800-638-5000 in order to make a change to your beneficiary designation.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein addressing federal income tax considerations relating to the Policy is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state, local, foreign or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified under IRS rules. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and some proposed and final regulations have been issued, a comprehensive set of final regulations has not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear.

We note that the law relating to Section 7702 compliance is complex and unclear in many respects. There is a risk, therefore, that the Internal Revenue Service will not concur with some of our interpretations of Section 7702. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent

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

requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums. Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

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

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. In general exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction. It is not clear whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS has issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split dollar plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.